UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 1, 2013

GERON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-20859	75-2287752
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

149 COMMONWEALTH DRIVE, SUITE 2070
MENLO PARK, CALIFORNIA 94025
(Address of principal executive offices, including zip code)

(650) 473-7700
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

     On October 1, 2013, Geron Corporation (the “Company” or “Geron”) announced the closing of the transaction to divest the Company’s human embryonic stem cell assets pursuant to the terms of the previously disclosed Asset Contribution Agreement, dated as of January 4, 2013, by and amongst Geron, BioTime, Inc. (“BioTime”), and BioTime’s wholly owned subsidiary, Asterias Biotherapeutics, Inc. (formerly known as BioTime Acquisition Corporation) (“Asterias”).

     Under the terms of the Asset Contribution Agreement, on October 1, 2013, Geron contributed to Asterias Geron’s human embryonic stem cell assets, including intellectual property, proprietary technology, materials, equipment, reagents, contracts, regulatory filings, Geron’s Phase I clinical trial of oligodendrocyte progenitor cells in patients with acute spinal cord injury, and Geron’s autologous cellular immunotherapy program, including data from the Phase I/II clinical trial of the autologous immunotherapy in patients with acute myelogenous leukemia (together with the Phase 1 clinical trial of oligodendrocyte progenitor cells in patients with acute spinal cord injury, the “Clinical Studies”). On October 1, 2013, Asterias assumed all post-closing liabilities with respect to all of the assets contributed by Geron, including any liabilities related to the Clinical Studies. Additionally, Asterias will be substituted for Geron as a party in an appeal by Geron of two rulings in favor of ViaCyte, Inc. by the United States Patent and Trademark Office’s Board of Patent Appeals and Interferences, filed by Geron in the United States District Court for the Northern District of California on September 13, 2012 (the “ViaCyte Appeal”), and Asterias assumed all liabilities arising after October 1, 2013 with respect to the ViaCyte Appeal.

     As consideration for the contribution of Geron’s human embryonic stem cell assets to Asterias, on October 1, 2013, Asterias issued to Geron 6,537,779 shares of Asterias Series A common stock. Asterias will also pay royalties to Geron on the sale of products that are commercialized, if any, in reliance upon Geron patents acquired by Asterias. Under the terms of the Asset Contribution Agreement and subject to applicable law, Geron will distribute all of the shares of Asterias Series A common stock to Geron's stockholders on a pro rata basis (the “Series A Distribution”), other than with respect to fractional shares and stockholders in certain to-be-determined excluded jurisdictions, who will instead receive cash on a pro rata basis. To initiate the Series A Distribution, Geron will set a record date, following notice from BioTime and Asterias that certain securities registration or qualification requirements have been met. Only Geron stockholders as of that record date will be eligible to participate in the Series A Distribution. Geron stockholders should note that Asterias is a newly organized, development stage company in the start-up phase, and has not yet commenced its primary product development programs. Although Asterias plans to arrange for the trading of the Asterias Series A common stock on the OTC Bulletin Board upon the completion of the Series A Distribution, there is no existing public market for the Asterias Series A common stock, nor may one ever develop. Geron stockholders are cautioned that any value that Geron stockholders may ascribe to the Asterias Series A common stock or the related BioTime Warrants is highly speculative.

     On October 1, 2013, BioTime contributed to Asterias 8,902,077 shares of BioTime common stock, five-year warrants to purchase 8,000,000 additional shares of BioTime common stock at an exercise price of $5.00 per share (the “BioTime Warrants”), minority stakes in two of BioTime’s subsidiaries, OrthoCyte Corporation and Cell Cure Neurosciences, Ltd., and certain embryonic stem cell lines produced by BioTime’s subsidiary, ES Cell International Pte Ltd, together with a non-exclusive license to Asterias to use such materials for any and all purposes. In addition, BioTime had previously loaned Asterias $5 million in cash and the principal amount of this debt was cancelled as part of the closing. In consideration of BioTime’s contributions, Asterias issued to BioTime 21,773,340 shares of Asterias Series B common stock and three-year warrants to purchase 3,150,000 additional shares of Asterias Series B common stock at an exercise price of $5.00 per share. Upon completion of the Series A Distribution, Asterias will distribute the BioTime Warrants on a pro rata basis to the holders of Asterias Series A common stock.

     Further information about the Series A Distribution and the BioTime Warrants distribution will be available upon the record date, which is expected to occur within the next 60 days. A public announcement regarding the record date is expected to occur at least ten days prior to the record date.

     The foregoing description of the Asset Contribution Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Asset Contribution Agreement, a copy of which was filed by the Company as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on January 8, 2013, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit No.	Description
	2.1	Asset Contribution Agreement by and among Geron Corporation, BioTime, Inc., and Asterias Biotherapeutics, Inc. (formerly known as BioTime Acquisition Corporation) (incorporated herein by reference to Exhibit 2.1 in the Company’s Current Report on Form 8-K (File No. 000-20859), as filed with the Securities and Exchange Commission on January 8, 2013)*

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*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company undertakes to furnish supplemental copies of any of the omitted schedules upon request by the Securities and Exchange Commission.

Use of Forward-Looking Statements

Except for the historical information contained herein, this Current Report on Form 8-K contains forward-looking statements made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that statements in this Current Report on Form 8-K regarding: (a) the value to Geron stockholders of the Asterias Series A common stock and the BioTime Warrants; (b) Geron's plans or expectations for or of the Series A Distribution and the BioTime Warrants to be distributed as contemplated by the Asset Contribution Agreement, and statements related thereto, including Geron’s expectation for the timing of the record date and the announcement of the record date for the Series A Distribution; (c) Geron receiving royalties on the sale of products that are commercialized, if any; (d) Geron’s payment of cash in lieu of fractional and other shares; and (e) Asterias’ plans to arrange for the trading of the Asterias Series A common stock on the OTC Bulletin Board, constitute forward-looking statements. These statements involve risks and uncertainties that can cause actual results to differ materially from those in such forward-looking statements. These risks and uncertainties, include, without limitation: (i) the possibility that Geron stockholders may realize little or no value from the Asterias Series A common stock and/or the BioTime Warrants; (ii) the potential inability of Geron to complete the Series A Distribution or of Asterias to distribute the BioTime Warrants, as well as the payment of cash in lieu of fractional and other shares, in a timely manner or at all, including as a result of the failure of BioTime and/or Asterias to obtain or maintain required federal and state registrations and qualifications necessary to enable the Series A Distribution, the BioTime Warrants distribution, and related transactions; (iii) the possibility of litigation that could arise as a result of or in connection with the Series A Distribution, the BioTime Warrants distribution and related transactions, as well as the asset contribution transaction itself, including litigation arising from the possibility that Geron stockholders may realize little or no value from the Asterias Series A common stock and/or the BioTime Warrants; and (iv) that there is no existing public market for either the Asterias Series A common stock or the BioTime Warrants, nor may a public market for such securities ever develop. Additional information and factors that could cause actual results to differ materially from those in the forward-looking statements are contained in Geron's periodic reports filed with the Securities and Exchange Commission under the heading "Risk Factors," including Geron's quarterly report on Form 10-Q for the quarter ended June 30, 2013. Undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made, and the facts and assumptions underlying the forward-looking statements may change. Except as required by law, Geron disclaims any obligation to update these forward-looking statements to reflect future information, events or circumstances.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERON CORPORATION

Date: October 1, 2013	By:	/s/ Stephen N. Rosenfield
Stephen N. Rosenfield
Executive Vice President, General
Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1	Asset Contribution Agreement by and among Geron Corporation, BioTime, Inc., and Asterias Biotherapeutics, Inc. (formerly known as BioTime Acquisition Corporation) (incorporated herein by reference to Exhibit 2.1 in the Company’s Current Report on Form 8-K (File No. 000-20859), as filed with the Securities and Exchange Commission on January 8, 2013)*

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*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company undertakes to furnish supplemental copies of any of the omitted schedules upon request by the Securities and Exchange Commission.